Exhibit 10.107

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO LICENSE AGREEMENT

THIS SECOND AMENDMENT TO LICENSE AGREEMENT (the “Amendment”) is made and entered into this 4th day of August, 2004 (the “Amendment Date”) by and between THE UNIVERSITY OF KANSAS (“KU”), having offices at Youngberg Hall, 2385 Irving Hill Road, Lawrence, Kansas 66044, and CyDex, Inc. (“CyDex”), a Delaware corporation having an office at 12980 Metcalf Avenue, Suite 470, Overland Park, Kansas 66213.

WHEREAS, KU and CyDex are parties to that certain License Agreement dated September 3, 1993 as amended on February 25, 1998 (the “License Agreement”) and the patent assignments dated December 11, 1997, December 1, 1999 and March 7, 2002 (the “Patent Assignments”), pursuant to which KU licensed to CyDex, on an exclusive basis, certain intellectual property controlled by KU in exchange for the right to receive certain payments;

WHEREAS, pursuant to the letter from CyDex to KU dated July 6, 2004 (the “Buy-Out Letter”), the parties agreed to the purchase by CyDex of the remaining and future payment obligations owed under the License Agreement and Patent Assignments;

WHEREAS, the parties now desire to amend the License Agreement to clarify the patent rights that are the subject of the License Agreement and to reflect the parties’ agreement regarding the elimination of the payment terms under the License Agreement and Patent Assignments; and

WHEREAS, the parties desire to amend the License Agreement and Patent Assignments to clarify KU’s ownership of KUCD Improvements and CyDex’s option rights with respect to KUCD Improvements.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KU and CyDex hereby agree as follows:

1. Consideration. In consideration of the rights granted to CyDex hereunder (including, without limitation, the amendments to the License Agreement made hereunder), CyDex agrees to issue to the University of Kansas Center for Research, Inc. (“KUCR”): (a) separate payments of [***] Dollars [***] and [***] Dollars [***] in cash, payable on the Amendment Date; and (b) [***] Dollars [***] in CyDex Series A-I Preferred Stock, issued pursuant to a Stock Purchase Agreement between CyDex and KUCR of even date herewith (the “Buyout Payment”).

2. Patent Rights Definition. Section 1.1 of the License Agreement, is deleted in its entirety and replaced with the following:

1.1	“Patent Rights” shall mean:

(a) U.S. Patent No. [***] (entitled [***]);

(b) U.S. Patent No. [***] (entitled [***]);

(c) U.S. Patent No. [***] (entitled [***]);

(d) U.S. Patent No. [***] (entitled [***]);

(e) U.S. Patent No. [***] (entitled [***]); and

(f) Pending application for U.S. Patent, Serial No. [***] (entitled [***]), including continuations or divisionals thereof, and all letters patent granted thereon.

The term “Patent Rights” includes any continuations, divisions, renewals, patents of addition, reissues, extensions and foreign counterparts of any of the foregoing.

3. KUCD Improvements Definition. Article 1 of the License Agreement is amended to add the following Section 1.5:

1.5 “KUCD Improvements” shall mean:

(a) any patented inventions claiming improvements to KUCD only created after the Amendment Date resulting from research sublicenses granted by KU either prior to or after the Amendment Date; and

(b) intellectual property rights relating to KUCD only and any improvements to or next generation formulations of KUCD only, including, without limitation, rights under the new provisional patent application claiming [***] (Serial No. US [***], filed [***]), but (in each case (a) and (b)) excluding those results generated through [***] from KU research sponsored and paid for by CyDex pursuant to existing research agreements between KU and CyDex (i.e., those written agreements covering the following projects and extensions to those projects: [***] and [***]) (the “CyDex Sponsored Research”).

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4. License Grant. Section 2.1 of the License Agreement is deleted in its entirety and replaced with the following:

2.1 Upon receipt of separate payments of [***] Dollars [***] and [***] Dollars [***] in cash and [***] Dollars [***] in CyDex Series A-1 Preferred Stock, issued pursuant to a Stock Purchase Agreement, KU grants to CyDex an irrevocable, fully-paid, worldwide, exclusive (even as to KU) license under all the Patent Rights and under all intellectual property rights in and to the results generated through [***] from the CyDex Sponsored Research (the “License”), subject to KU’s retained rights under Section 2.2. The License includes, without limitation, the right to (a) grant sublicenses, (b) practice any method or process claimed in the Patent Rights, and (c) manufacture, use, sell, offer to sell and import any and all products claimed in the Patent Rights, including KUCD.

5. KU’s Retained Rights. Section 2.2 of the License Agreement is deleted in its entirety and replaced with the following:

2.2 KU expressly retains the right to a research license under the License for noncommercial education and research purposes. KU retains the right under the License to issue research sublicenses to other academic institutions and other State of Kansas agencies for noncommercial education and research purposes. Any patentable inventions claiming KUCD Improvements resulting from the KU research license or the research sublicenses granted as permitted by this section shall be owned by KU, subject to Section 2.4.

6. CyDex Option to KUCD Improvements. Article 2 of the License Agreement is amended to add the following Section 2.4:

2.4 KU grants to CyDex the exclusive option to acquire exclusive, worldwide rights under KU’s right, title and interest in and to all KUCD Improvements under terms and conditions not materially different from those in this Agreement and with commercially reasonable royalty and payment terms (the “Option”). KU shall disclose to CyDex in reasonable written detail any such KUCD Improvement after the KU technology transfer office receives notification from the inventor(s) that such KUCD Improvement has been made. CyDex shall have [***] days (the “Option Period”) following receipt of such invention disclosure to exercise the Option with respect to such KUCD Improvement by delivering written notice to KU indicating that CyDex desires to exercise the Option. Upon such notice, the parties shall negotiate in good faith for a period of up to [***] days the terms of a separate license agreement between CyDex and KU under the intellectual property rights relating to the KUCD Improvement. If CyDex exercises the Option with respect to a KUCD Improvement, but no license is executed during the negotiation period, KU agrees for a period of [***] months thereafter not to enter into any agreement with a third party for a license to the KUCD Improvement on terms more favorable to such third party than the last offer made by CyDex, without first offering CyDex those more favorable terms. In the event that such an offer is made, CyDex must accept or reject the offer of more favorable terms within [***]days of the offer by KU, and if rejected, KU shall have no

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further duty to negotiate with nor any further obligations to CyDex with respect to the Option as set forth in this Section.

7. Elimination of KU Technical Assistance Obligation. Section 5.1 of the License Agreement is deleted in its entirety.

8. Elimination of Payment Obligations. Article 7 of the License Agreement is deleted in its entirety. The parties agree that on and after the Amendment Date, CyDex shall not have any obligation to make any further payments to KU, under either the License Agreement (as amended hereby) or the Patent Assignments, based upon its exercise of the License including, without limitation, [***](as defined in the License Agreement). KU acknowledges that upon payment of the Buyout Payment, CyDex has fully satisfied all amounts owed by CyDex under the License Agreement and the Patent Assignments on and prior to the Amendment Date, and KU hereby withdraws the [***].

9. Elimination of Termination Provision. Article 11 is deleted in its entirety.

10. Assignment of License Agreement. Section 14.1 is deleted in its entirety and replaced with the following:

14.1 This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. CyDex may assign the Agreement and any or all of the Licenses granted hereunder to (a) its successor in interest in connection with a merger, consolidation or sale of all or substantially all of its assets to which this Agreement relates, or (b) any third party that expressly agrees to assume all of CyDex’s obligations hereunder. Any permitted assignee shall assume all obligations of its assignor under this Agreement. KU may transfer to the University of Kansas Center for Research, Inc., (“KUCR”), the manager of KU intellectual property, all of KU’s rights and duties under this Agreement, as well as its ownership of securities of CyDex (both those currently owned, and to be acquired pursuant to this Letter Agreement and in the future). In addition, KUCR may transfer such rights and duties, as well as ownership of securities of CyDex, to any subsidiary or future corporation having the responsibility of managing KU’s intellectual property rights. Except as otherwise provided herein, the Agreement may not be assigned by either party without the express written consent of the other party, such consent not to be unreasonably withheld. No assignment shall relieve either party of responsibility for any accrued obligation that such party has hereunder.

11. Except as specifically amended by this Amendment, the terms and conditions of the License Agreement and the Patent Assignments shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Date.

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THE UNIVERSITY OF KANSAS		CYDEX, INC.

By:	/s/ James A. Roberts	By:	/s/ John M. Siebert

Name:	James A. Roberts	Name:	John M. Siebert

Title:	Vice Provost for Research	Title:	CEO

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